UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 14a-12

AMEDISYS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000373639_1 R1.0.1.17 AMEDISYS, INC. AMEDISYS, INC. 3854 AMERICAN WAY, SUITE A BATON ROUGE, LA 70816 Annual Meeting April 12, 2018 June 06, 2018 June 06, 2018 1:00 PM CDT Amedisys, Inc. Executive Office 209 10th Ave. S., Suite 512 Nashville, Tennessee 37203

Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote ? Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 0000373639_2 R1.0.1.17 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2018 to facilitate timely delivery.

Voting items 0000373639_3 R1.0.1.17 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees A. Linda J. Hall, PhD B. Julie D. Klapstein C. Paul B. Kusserow D. Richard A. Lechleiter E. Jake L. Netterville F. Bruce D. Perkins G. Jeffrey A. Rideout, MD H. Donald A. Washburn I. Nathaniel M. Zilkha The Board of Directors recommends you vote FOR proposals 2 THROUGH 5. 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018. 3. To re-approve the material terms of the performance goals under the Amedisys, Inc. 2008 Omnibus Incentive Compensation Plan for Internal Revenue Code Section 162(m) purposes. 4. To approve the Amedisys, Inc. 2018 Omnibus Incentive Compensation Plan. 5. To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers, as set forth in the Company’s 2018 Proxy Statement (“Say on Pay” Vote). NOTE: THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NAMED ABOVE, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, FOR THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE AMEDISYS, INC. 2008 OMNIBUS INCENTIVE COMPENSATION PLAN FOR INTERNAL REVENUE CODE SECTION 162(m) PURPOSES, FOR THE APPROVAL OF THE AMEDISYS, INC. 2018 OMNIBUS INCENTIVE COMPENSATION PLAN, FOR THE PROPOSAL REGARDING AN ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS (“SAY ON PAY”), AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ALL OTHER MATTERS.

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